EAGLE MLP STRATEGY FUND

Class A	Ticker: EGLAX
Class C	Ticker: EGLCX
Class I	Ticker: EGLIX
Class N	Ticker: EGLNX

(a series of Northern Lights Fund Trust)

Supplement dated January 8, 2020 to the Prospectus and Statement of Additional Information dated August 28, 2019

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Please be advised that David Chiaro will no longer serve as a portfolio manager for the Fund and that Alex Meier and Michael Cerasoli have been added as portfolio managers for the Fund.

Prospectus

Accordingly, the following has been added on page 7 of the Fund’s prospectus in the section entitled “Portfolio Managers”:

Alex Meier is a Portfolio Manager and a member of the adviser’s MLP investment committee. He has served the Fund as a Portfolio Manager since January 2020. Michael Cerasoli is a Portfolio Manager and a member of the adviser’s MLP investment committee. He has served the Fund as a Portfolio Manager since January 2020.

Additionally, the following has been added to the section entitled “Management” on page 15 of the Fund’s prospectus:

Mr. Meier serves as Co-Portfolio Manager of the adviser’s Midstream/MLP strategies and is a member of the MLP investment committee. Prior to joining Eagle in April 2013, he was employed by Waterfront Capital Partners as a Portfolio Manager focusing on Exploration & Production, Midstream & Utilities. Prior to Waterfront, Mr. Meier was a Managing Director at Zimmer Lucas Capital focused on E&P, MLP and utility securities. He earned a bachelor’s degree in Economics from the University of Chicago.

Mr. Cerasoli serves as Co-Portfolio Manager of the adviser’s Midstream/MLP strategies and is a member of the MLP investment committee. Prior to joining Eagle in May 2014, he was employed by Goldman, Sachs & Co. for ten years where he covered MLPs for seven years and small/mid cap Oil Services for three. Mr. Cerasoli earned bachelor’s degrees in Economics and History from Union College, and an MBA from the Hagan School of Business at Iona College. He holds the Chartered Financial Analyst designation.

Statement of Additional Information

As of April 30, 2019, Mr. Meyer and Mr. Cerasoli did not manage any other investment fund or accounts and did not own any shares of the Fund.

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information, dated August 28, 2019. This supplement should be read in conjunction with the Prospectuses and Statements of Additional Information and should be retained for future reference.